SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)              October 15, 2001
                                                           ---------------------



                              U.S. AGGREGATES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                        001-15217               57-0990958
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  (State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                       Identification No.)



   147 WEST ELECTION ROAD, SUITE 110, DRAPER, UT                      84020
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    (Address of Principal Executive Offices)                        (Zip Code)



                                 (801) 984-2600
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

Cancellation of Special Meeting.
-------------------------------

U.S. Aggregates, Inc. (the "Company") canceled its Special Meeting of Shareholders which was previously scheduled for August 21, 2001 and subsequently postponed pending approval of its proxy statement by the Securities and Exchange Commission. The cancellation occurs as a result of the termination of the asset purchase agreement between the Company and Florida Rock Industries, Inc. for the sale of the Company's Southeastern operations. Please see the Current Report on Form 8-K filed on October 16, 2001 for a discussion of the termination and a copy of the Termination and Release Agreement entered into between the Company and Florida Rock Industries, Inc.



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                          U.S. AGGREGATES, INC.


Date:  October 23, 2001                   By:   /s/ Stanford Springel
       ----------------                     ------------------------------------
                                              Stanford Springel
                                              Chief Executive Officer